Exhibit 99.1
Charles Eddy Chief Financial Officer AeA Classic Financial Conference San Diego, CA November 2005 Kevin Fairbairn President & CEO Luke Marusiak Chief Operations Officer

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Our Businesses Leader in Advanced Low Light Video Imaging Technology Equipment Products Low Light Imaging Leader in Media Manufacturing Systems for Hard Disk Drive Industry Hard Disk Drive Market Growing New Media Technology Requires Re-Tooling of Installed Base Technology and Expertise Applicable to New Growing Markets 2004: 126% Growth YTY 2005: >100% Growth YTY 2006: Further Growth Projected Video Based Military Night Vision Cost Effective Long Distance Target Identification Systems Medical, Scientific and Industrial Applications Major Growth Opportunity 2006: Ramp Product Revenues Equipment Expertise Low Cost Sensors Synergy

Equipment Products Business Leading Provider of Media Manufacturing Systems Aluminum or Glass Disk Intevac(r) 200 Lean Hard Disk Drive Intevac All Other Competitors Source: Company Estimates 2005 End, Total Systems Installed Bas e (Fuji Electric) (Fuji Electric) Market Share Customers

Equipment Products Business Growing End Market for Hard Drives Requires Additional Systems 2004 2005 2006 2007 2008 2009 Information Technology 265 306 328 344 360 383 Consumer Electronics 41 70 101 133 173 216 2004 2005 2006 2007 2008 2009 Emerging Market 21 32 49 67 89 108 Multiple Markets Growing Additional Systems Required To Meet Growth Hard Drives (Millions Per Year) Information Technology Consumer Electronics 2004 2005 2006 2007 2008 2009 Laptop 57 69 80 93 104 115 Source: Forrester Research Source: TrendFocus Source: TrendFocus 2005 2006 2007 2008 2009 2010 2011 2012 Emerging Market 38.5 57.9 75.3 98.6 124.8 151 180 216 $250 Computer Launched in India Source: TrendFocus DVR Market Computers Shipped (Units Per Yr/Millions) Laptops Shipped (Millions Per Year) DVRs Shipped (Millions Per Year) Notebook Computer Market Global HDD Market Forecast Emerging Market Computer Numbers

Equipment Products Business Media Technology Change Requires New Systems >2010 > 600GB >2010 > 600GB 2005 2006 2007 2008 2009 2010 Longitudinal 99 90 63 33 14 0 Perpendicular 1 10 37 67 86 100 2005 2010 Large Number of Systems Required For Transition To Perpendicular Over Next 5 Years Source: Tom Coughlin 240 240 < 2004 2006 < 2004 < 80GB 160 160 Perpendicular N S < 80GB Longitudinal Legacy System MDP 250B 550 Disks/Hour 60% Market Share 800 Disks/Hour >30 Systems Installed 2005 End >60% Market Share Next Generation System 200 Lean >110 Systems Installed Base S N S (Platter Capacity) 12-20+ Process Steps £ 12 Process Steps Percent Perpendicular Media Transition

Low Light Imaging Business Overview Value Proposition Cameras and Imaging Systems Operating in Visible and Near Infra Red Light Spectrum Most Sensitive Most Cost Effective Least Power Consuming Mega Pixels Goal: Multi-Hundred Million Dollar Global Business Split Between Government and Commercial Markets by 2010

Low Light Imaging Business Head Mounted Night Vision Legacy Interim Night Vision Goggle Product Enhanced Night Vision Goggle Digital Enhanced Night Vision Goggle Technology Direct View Analog Direct View Analog & Optical Overlay Infra Red Digitally Fused Night Vision & Infra Red Prime Supplier ITT Northrop Grumman ITT Recent Contracts 2005 5 Year Award $3.2B 2005 5 Year Award $560M Teamed For Complete Product OEM Supplier of Camera Module Won 1st Major NATO Program (Night Vision Only) Future Intevac Solution

Low Light Imaging Business Commercial Products (r) (tm) (tm) Derived From LIVAR(r) Military Technology Q4 2005 Release Addresses $30M Plus Physical Science Market

Global Operational Initiatives Primary Secondary Activities Intevac Inc Santa Clara Intevac-Asia Singapore Drivers Field Operations Installation Service Manufacturing Operations Modules Spares Consumables Engineering Cost, Cycle Time Cost Cost Cost, Cycle Time Cost Cost 2005 2005 2006 2006 2006 2006

Intevac Growth Drivers 2002 2003 2004 2005 Est. 2006 2007 2008 Hard Drive Disk 19.3 17.9 60.5 124.3 Flat Panel Display 7.2 7.3 0 5.1 Imaging 6.7 9.6 9.1 8.6 Sold RTP FPD ($M) New Management Team Life Science Cameras 200 Lean Launch LIVAR Cameras & Systems HDD Media Perpendicular Re-Tooling HDD Media Capacity Expansion Enter New Equipment Markets Debt Eliminated Head Mounted Night Vision Physical Science Cameras Revenue ($M) Hard Drive Disk (HDD) Equipment Flat Panel Display (FPD) Equipment Imaging Secondary Offering $ Estimate

Business Model Trends Gross Margin 23% 30% 33-35% 45% 50% R&D 16 12 10-12 15 10 MG&A 14 12 8-10 10 20 Operating Expense 30 24 18-20 25 30 Operating Income (7) 6 14-16 20 20 Other Income 1 1 1 0 0 Taxes 0 0 0 7 7 Net Income (6%) 7% 15-17% 13% 13% 2004 2005 9 Mos. Q4 (Est.) Equipment Imaging Long Term Goal

Investment Rationale Two Businesses With Significant Growth Opportunities Sound Balance Sheet and Leveraged Business Model Management and Technology Team With Proven Track Records Developing and Managing Billion Dollar Businesses Developing Advanced Equipment Solutions Creating Cutting Edge Imaging Technology Proprietary Technology Market Leading Positions Rapidly Growing Market Opportunities Equipment Expertise Applicable to Other Growing Markets Zero Debt and $45M Cash and Equivalents 2005 Revenue Growth > 100% vs. ~ 40% Growth in Operating Expenses Opportunities for Gross Margin Growth

Charles Eddy Chief Financial Officer AeA Classic Financial Conference San Diego, CA November 2005 Kevin Fairbairn President & CEO Luke Marusiak Chief Operations Officer